letter to shareholders
Dear Fellow Shareholders:                                       October 23, 1996

I am pleased to report returns for Thornburg Value Fund for the fiscal year ended September 30. The table below shows results for both A shares and C shares for the entire period.
Total Return Performance as of 9/30/96 (Inception: 10/1/95)
                                             A Shares                C Shares
                               Y.T.D.*   Since Inception  Y.T.D.*Since Inception
N.A.V. per share                24.68%        24.02%      24.05%      23.20%
Max. Offering Price             19.04%        18.46%      23.05%      22.20%
*calendar 1996 year to date
On September 30, 1996 your stock portfolio consisted of 34 companies in 16 industries. Seven of these investments result from conversions of depositor owned savings institutions to publicly traded entities. These bargain stocks, typically purchased at less than book value, make up 10.4% of your portfolio. 41.3% of the portfolio is invested in 3 other industries: 16.6% technology, 12.9% investment management and 11.8% energy. We believe these sectors have good prospects. More importantly, we believe that all the companies in your portfolio are undervalued stocks. Recent additions to the portfolio include Elf Aquitaine (a major French oil producer), Applied Materials (a leading semiconductor manufacturing equipment provider), Kaufel Group (a Canadian emergency lighting manufacturer), and Ocean Financial Corp. (a New Jersey savings and loan, recently converted from depositor owned to publicly owned.)

Market volatility this past summer provided investment opportunities. Increases in your positions in the technology area helped performance, as did investments in financial and investment management stocks. Retailers Sears and Walmart have also enjoyed solid performance, and, most recently, energy issues have prospered as the price of crude oil has risen.

While our results were good, the year was not without challenges. There was ample opportunity to own poorly performing stocks, especially among cyclical industries, or companies with negative earnings surprises. As you would expect, our investment philosophy minimized exposure to both influences.

We base our stock selection on valuation, fundamental research, the company's product or services, its financial characteristics, and its ability to maintain its competitive position in the future. I include our thoughts on three companies in the Thornburg Value Fund portfolio so you have a feel for how we think. Past performance is no guarantee of future results and your shares, when redeemed, may be worth more or less than their original cost.

Maximum sales charge for the Thornburg Value Fund- Class A Shares is 4.50%.

      Gulf Canada Resources (GOU) 3.1% of Total Assets - This Canadian oil and gas producer is well into a fundamental turnaround. Under a new CEO, the company is more aggressive in exploration and production, debt is lower, costs are down and revenues are higher. Production and reserves are expected to continue to rise as aggressive drilling on properties acquired in Western Canada continues and a discovery well comes on stream this quarter. Cash flow should exceed $1.20 per share in 1997. The company's potential is not reflected in its current cash flow multiple.

      Host Marriott Services (HMS) 3.9% of Total Assets - Spun off from Marriott Corp. in 1995, HMS is the leading operator of retail, food, and convenience locations at airports, toll roads, entertainment arenas, and most recently a shopping mall food court. At its 70 airport locations, Host is benefiting from two trends: growing airport passenger traffic and fewer in flight meals. A third beneficial phenomenon is the conversion of locations to franchise names. We see above average growth prospects and a modest multiple of cash flow for such a well positioned growth company.

      Sun Communities (SUI) 3.4% of Total Assets - Organized as a REIT (real estate investment trust), Sun owns 79 manufactured housing communities with 28,600 house sites and an additional 2,800 expansion sites. Revenues are generated by leasing homesites to mobile home owners. Sun's operating costs are the lowest of the publicly traded operators, and their rent margin is the highest. Florida, Michigan, and Indiana account for about 80% of Sun's locations. Competition is limited, because zoning approvals are difficult to obtain. Turnover is typically much less than other rental properties, tenants perform their own maintenance, and rents have easily kept pace with inflation. Internal expansion and a good pipeline of potential property acquisition will maintain Sun's steady growth rate. The stocks's current dividend yield is over 6%.

Most forthright investment professionals would have to characterize the stock market's robust performance over the past few years as a surprise. The reasons for the market's good results are the enormous cash flows into equities, sustained modest economic growth, healthy corporate earnings, and interest rates that reflect little fear of inflation or need for tighter monetary policy. Will these conditions persist? Barring an exogenous event such as an oil shock, probably so. In any case, we will continue to attempt to invest in quality, undervalued companies while maintaining a modest risk profile .


Sincerely,


William V. Fries, CFA
Portfolio Manager

The holdings listed are only current as of 9-30-96. They can and do vary over time. The holdings are listed according to their dollar-weighted market value. The report above does not purport to be a complete description of the securities, markets or developments referred to herein. All expressions of opinion reflect the judgement of the firm at this date and are subject to change. Information has been obtained from sources considered reliable but we do not guarantee that the foregoing report is accurate or complete. Thornburg Management Company, its affiliates , officers, directors, employees and/or agents may have or may in the future execute transactions in the securities mentioned in this report, which tranasactions may not be consistent with this report's conclusions. Thornburg Securities Corp., Distributors

s t a t e m e n t  o f  a s s e t s  a n d  l i a b i l i t i e s
Thornburg Value Fund

September 30, 1996

ASSETS

Investments, at value (cost $14,610,002)                    $16,657,123
Cash                                                             16,847
Dividend receivable                                              36,679
Prepaid expenses and other assets                                34,491

                                      TOTAL ASSETS           16,745,140
LIABILITIES

Accounts payable and accrued expenses                            40,288

                                      TOTAL LIABILITIES          40,288

NET ASSETS                                                  $16,704,852

NET ASSETS CONSIST OF:
      Distribution in excess of net investment income           ($4,997)
      Net unrealized appreciation                             2,047,121
      Accumulated net realized gain                             504,465
      Net capital paid in on shares of beneficial interest   14,158,263

                                                            $16,704,852

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share
($15,438,253 applicable to 1,064,816 shares of beneficial
interest outstanding - Note 4)                                   $14.50

Maximum sales charge, 4.50% of offering
price (4.68% of net asset value per share)                          .68

                         Maximum Offering Price Per Share        $15.18
Class C Shares:
Net asset value and offering price per share*
($1,266,599 applicable to 87,321 shares of beneficial
interest outstanding - Note 4)                                   $14.51

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.


s t a t e m e n t  o f  o p e r a t i o n s
Thornburg Value Fund

Year Ended September 30, 1996

INVESTMENT INCOME
Dividend income                                        $401,781
Interest income                                          25,370

            TOTAL INCOME                                427,151

EXPENSES
Investment advisory fees (Note 3)                       101,303
Administration fees (Note 3)
     Class A Shares                                       4,253
     Class C Shares                                         358
Distribution and service fees (Note 3)
     Class A Shares                                      24,457
     Class C Shares                                       8,086
Custodian fees                                           36,284
Registration & filing fees                               36,084
Transfer agent fees                                      32,679
Professional fees                                        10,722
Other expenses                                            9,735

             TOTAL EXPENSES                             263,961
Less:
 Expenses reimbursed by investment adviser (Note 3)     (93,382)

             NET EXPENSES                               170,579

             NET INVESTMENT INCOME                      256,572


REALIZED AND UNREALIZED
GAIN ON INVESTMENTS - NOTE 5
Net realized gain on investments sold                   504,465
Increase in unrealized appreciation of investments    2,047,121
             NET REALIZED AND UNREALIZED
                  GAIN ON INVESTMENTS                 2,551,586

             NET INCREASE IN NET ASSETS RESULTING
                  FROM OPERATIONS                    $2,808,158


See notes to financial statements.




s t a t e m e n t s  o f  c h a n g e s  i n  n e t  a s s e t s
Year Ended September 30, 1996


INCREASE (DECREASE) IN
NET ASSETS FROM:

OPERATIONS:
Net investment income                                    $256,572
Net realized gain on investments sold                     504,465
Increase in unrealized
   appreciation of investments                          2,047,121

            NET INCREASE IN NET ASSETS
            RESULTING FROM OPERATIONS                   2,808,158
DIVIDENDS TO SHAREHOLDERS:
From net investment income
    Class A Shares                                       (248,181)
    Class C Shares                                        (13,388)


FUND SHARE TRANSACTIONS - (Note 4)
    Class A Shares                                     13,093,231
    Class C Shares                                      1,065,032

NET INCREASE IN NET ASSETS                             16,704,852

NET ASSETS:

            Beginning of year                                   0

            End of year                               $16,704,852

See notes to financial statements.



n o t e s   t o  f i n a n c i a l  s t a t e m e n t s
Thornburg Value Fund

Note 1 - ORGANIZATION
Thornburg Value Fund (the "Fund"), is a series of Thornburg Investment Trust. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing five series of shares of beneficial interest in addition to those of the Fund: Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund and Thornburg Florida Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected on a value basis.

The Fund commenced operations on October 1, 1995 and currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, each Fund may allocate among its classes certain expenses, to the extent allowable to specific classes, including transfer agent fees, government registration fees, certain printing and postage costs, and administrative and legal expenses. Currently, class specific expenses of the Fund are limited to distribution fees and certain custody and transfer agent expenses.


Note 2 - SIGNIFICANT ACCOUNTING POLICIES Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.

When-Issued and Delayed Delivery Transactions: The Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends are paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date.

Deferred Expenses: Organizational expenses were deferred and are being amortized on a straight-line basis over a 60-month period.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the year ending September 30, 1996, these fees were payable at annual rates ranging from 7/8 of 1% to 27/40 of 1% of the average daily net assets of the Fund. Effective July 1, 1996, the Fund entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets attributable to each class of shares.

In the event normal operating expenses of the Fund, exclusive of brokerage commissions, taxes, interest, and extraordinary expenses, exceed the limits prescribed by any state in which the Fund's shares are qualified for sale, the Adviser will reimburse the Fund for such excess. No such reimbursement was required as a result of this limitation. For the year ended September 30, 1996, the Adviser reimbursed certain operating expenses amounting to $93,382.

The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the year ended September 30, 1996, the Distributor earned commissions aggregating $22,669 from the sale of Class A shares, and collected contingent deferred sales charges aggregating $604 from redemptions of Class C shares of the Fund.

Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Portfolio may reimburse to the Adviser amounts not to exceed .25 of 1% per annum of the average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Portfolio's shares.

The Fund has also adopted a Distribution Plan pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Fund can compensate the Distributor for services in promoting the sale of Class C shares at an annual rate of up to 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under their respective service and distribution plans for the year ended September 30, 1996 are set forth in the statement of operations.

Certain officers and directors of the Fund are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated directors of the Fund is borne by the Fund.


Note 4 - SHARES OF BENEFICIAL INTEREST:


At September 30, 1996, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $14,158,263. Transactions in shares of beneficial interest were as follows:


                                                            Year Ended
                                                        September 30, 1996

Class A Shares                                          Shares       Amount

Shares sold                                          1,135,471  $14,003,507
Shares issued to shareholders
  in reinvestment of
  distributions                                         17,592      236,260
Shares repurchased                                     (88,247)  (1,146,536)

Net Increase                                         1,064,816  $13,093,231

Class C Shares

Shares sold                                             91,439   $1,120,838
Shares issued to shareholders
in reinvestment of
distributions                                              826       11,016
Shares repurchased                                      (4,944)     (66,822)

Net Increase                                            87,321   $1,065,032


Note 5 - SECURITIES TRANSACTIONS

Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregate $19,209,756 and $5,783,843, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At September 30, 1996, the aggregate gross unrealized appreciation and depreciation, based on cost for Federal income tax purposes, were $2,089,211 and $42,090, respectively.




f i n a n c i a l   h i g h l i g h t s
Thornburg Value Fund

Per share operating performance
(for a share outstanding
throughout the period)

                                                            Year Ended
                                                        September 30,1996(a)

Class of Shares:                                         A                 C

Net asset value, beginning of year                    $11.94            $11.94
Income from investment operations:
Net investment income                                    .28               .18
Net realized and unrealized
 gain on investments                                    2.56              2.57
Total from investment operations                        2.84              2.75
Less dividends from:
 Net investment income                                  (.28)             (.18)
Change in net asset value                               2.56              2.57

Net asset value, end of year                          $14.50            $14.51

Total return (b)                                       24.02%            23.20%

Ratios/Supplemental Data Ratios to average net assets:
  Net investment income                                 2.48%             1.73%
  Expenses, after expense reductions                    1.55%             2.30%
  Expenses, before expense reductions                   2.16%             6.51%

Portfolio turnover rate                                59.62%            59.62%

Average Commission Rate Per Share              $        .062     $        .062

Net assets
at end of year (000)                           $      15,438     $       1,267

(a) Fund commenced operations on October 1, 1995.
(b) Sales loads are not reflected in computing total return.


s c h e d u l e  o f   i n v e s t m e n t s
September 30, 1996 CUSIPS:  Class A - 885-215-731,  Class C - 885-215-715 NASDAQ
Symbols: Class A - TVAFX, Class C - TVCFX (Proposed)

STOCKS - 95.9%

                                                           Shares        Value

AGRICULTURE (2.7%)
Terra Industries, Inc.                                     30,000       $446,250

AUTOS (3.7%)
Ford Motor Company                                         20,000        625,000

BUILDING MATERIALS (2.0%)
Kaufel Group, Ltd.                                        150,000        330,372

CAPITAL EQUIPMENT (3.5%)
Cummins Engine, Inc.                                       15,000        590,625

CHEMICALS (4.2%)
Rhone-Poulenc SA ADR                                       25,000        700,000

ENERGY (11.8%)
Atlantic Richfield Company                                  5,500        701,250
Elf Aquitaine SA ADR                                       19,000        748,125
Gulf Canada Resources, Ltd.+                               80,000        510,000

FINANCIAL SERVICES (10.4%)
Charter Financial, Inc.                                    10,000        125,000
Commonwealth Bancorp, Inc.                                 30,000        356,250
First Colorado Bancorp, Inc.                               20,000        310,000
Jacksonville Bancorp, Inc.                                 20,000        255,000
North Central Bancshares, Inc.                             10,000        125,000
Ocean Financial Corporation+                               10,000        238,750
Provident Financial Holdings, Inc.+                        25,000        315,625

INVESTMENT MANAGEMENT (12.9%)
Eaton Vance Corporation                                    10,000        388,750
John Nuveen & Company - Class A                            23,000        621,000
Oppenheimer Capital, L.P.                                  20,000        662,500
Raymond James Financial, Inc.                              20,000        485,000

INSURANCE (2.1%)
Allstate Corporation                                        7,000        344,750

REAL ESTATE (3.4%)
Sun Communities, Inc.                                      20,000        570,000

RETAIL (6.2%)
Sears, Roebuck & Company                                   10,000        447,500
Wal-Mart Stores, Inc.                                      22,500        593,437

SERVICES (3.9%)
Host Marriott Services Corporation+                        80,000        650,000

SPECIAL PURPOSE FINANCE (5.6%)
Capstead Mortgage                                          16,450        339,281
Resource Mortgage Capital                                  25,000        593,750

STEELS (2.5%)
AK Steel Holding Corporation                               10,000        410,000

TECHNOLOGY (16.6%)
Applied Materials, Inc.+                                   10,000        276,250
Compaq Computer Corporation+                               11,000        705,375
EMC Corporation+                                           30,000        678,750
International Business Machines, Inc.                       8,000        996,000
Premenos Technology Corporation+                            5,000        101,250

UTILITIES-ELECTRIC (4.4%)
Public Service Company of New Mexico                       30,000        585,000
Telecom Corporation of New Zealand ADR                      2,000        151,500
                                                                         -------

TOTAL COMMON STOCKS (Cost $13,930,220)                                15,977,341
                                                                      ----------

                                                        Principal
                                                          Amount
COMMERCIAL PAPER - 4.1%

American General, 5.41% due 10/1/96                       180,000        180,000
United Parcel Service, 5.22% due 10/4/96                  500,000        499,782
                                                                         -------

TOTAL COMMERCIAL PAPER (Cost $679,782)                                   679,782
                                                                         -------

TOTAL INVESTMENTS (Cost $14,610,002)*                                $16,657,123
                                                                     -----------

*Cost is the same for Federal income tax purposes.
+Non income producing.

See notes to financial statements.


i n d e p e n d e n t  a u d i t o r 's  r e p o r t
To the Board of Trustees and Shareholders
Thornburg Value Fund
Santa Fe, New Mexico


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Value Fund, series of Thornburg Investment Trust as of September 30, 1996, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Thornburg Value Fund as of September 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles.




New York, New York
October 25, 1996